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                               COMMERCIAL LEASE





                          RESEARCH WAY INVESTMENTS

                                   LANDLORD





                               ANTIVIRAL, INC.

                                    TENANT


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                                      LEASE



     For and in consideration of the Rent and other sums to be paid by Tenant to Landlord under this Lease, and of the covenants and agreements hereinafter set forth to be kept and performed by Tenant, Landlord hereby leases, to Tenant and Tenant hereby leases from Landlord the Premises for the term, at the rental and subject to and upon all of the terms, covenants, conditions and agreements hereinafter set forth:

     1.   PREMISES:

          1.1 DESCRIPTION. The Premises comprise the area described in PARAGRAPH D OF THE SUMMARY OF LEASE TERMS, and are shown as crosshatched on EXHIBIT A attached hereto and made a part hereof.

          1.2 NET RENTABLE AREA DEFINED. The term "Net Rentable Area" is hereby defined for the purposes of this Lease to mean the area of space leased by Tenant (or, in the case of the entire Building, leasable) computed by measuring to the inside finish of permanent outer building walls, to the Premises side of public corridors and/or other permanent partitions and to the center of partitions which separate the adjoining rentable areas, with no deductions for columns and projections in the Building. On multi-tenant floors, common corridors and toilets, air conditioning rooms, fan rooms, janitorial closets, electrical and telephone closets and any other areas serving that floor are considered common area and for purposes of this Section shall be allocated pro rata to the tenants. Tenant acknowledges that Tenant has measured or has waived measurement of the Net Rentable Area of the Premises and Building and Tenant agrees that the square footage stated in PARAGRAPH D OF THE SUMMARY OF LEASE TERMS is the Net Rentable Area for the Premises and Building calculated on the basis of the foregoing definition and Tenant further agrees to waive any right to contest the amount of such square footage.

     2.   TERM:

          2.1 TERM. The term of this Lease shall be for a period commencing as of the Commencement Date (as defined in PARAGRAPH E OF THE SUMMARY OF LEASE TERMS) and continuing to and including the Expiration Date (as defined in PARAGRAPH E OF THE SUMMARY OF LEASE TERMS) unless sooner terminated pursuant to this Lease.

          2.2 DELAY IN COMMENCEMENT. Tenant agrees that in the event of the inability of Landlord for any reason whatsoever to deliver possession of the Premises to Tenant on the Commencement Date, Landlord shall not be liable for any damage suffered thereby nor shall such inability affect the validity of this Lease or the obligations of Tenant hereunder, but in such case there shall be a proportionate reduction in Fixed Rent and Tenant's Percentage Share of Operating Costs and Taxes until possession of the Premises is tendered to Tenant. No delay in the delivery of possession shall extend the term hereof beyond the Expiration Date.

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          2.3       EARLY OCCUPANCY.  In the event the Premises are ready for
occupancy prior to the Commencement Date, Tenant shall have the right to take possession of the Premises on such date as Landlord and Tenant shall agree upon in writing, and notwithstanding the Commencement Date, the term of this Lease and the obligation of Tenant to pay Rent and all other monetary sums to be paid by Tenant under this Lease (whether or not payable directly to Landlord) shall begin on such date; provided, however, that the Expiration Date in all events shall remain unchanged.

          2.4 ACKNOWLEDGMENT OF COMMENCEMENT DATE. In the event the Commencement Date is other than as specified in PARAGRAPH E OF THE SUMMARY OF LEASE TERMS, Landlord and Tenant shall execute a written acknowledgment of the actual date of commencement which shall be deemed to be the Commencement Date.

          2.5 OPTION TO TERMINATE. Landlord shall have the option to terminate this Lease if Landlord intends to demolish or substantially alter all or a substantial portion of the Building. Landlord shall exercise this option by written notice given to Tenant no less than nine (9) months prior to the effective date of such termination.

     3.   RENT:

          3.1 FIXED RENT. Tenant agrees to pay to Landlord the Fixed Rent (as set forth in PARAGRAPH F OF THE SUMMARY OF LEASE TERMS) in equal monthly installments in advance on the first day of each calendar month of the term of this Lease without deduction, offset, prior notice or demand, in lawful money of the United States, at the office of Landlord at Landlord's address for notice as specified in PARAGRAPH M OF THE SUMMARY OF LEASE TERMS or at such other place as designated by Landlord (the "Fixed Rent"). If the Commencement Date is not the first day of a month, or if the Expiration Date is not the last day of a month, a prorated monthly installment shall be paid at the then current rate for the fractional month during which the Lease commences and/or expires. It is the responsibility of Tenant to ensure that the Rent arrives at the above-mentioned place on or before the due date. If the due date is a weekend or holiday, then Tenant must arrange for earlier delivery. Payments made by mail will be considered late if they do not arrive at the place designated by Landlord on the designated due date.

          All amounts of Rent, including, without limitation, Fixed Rent, and other sums due under this Lease if not paid when due shall (i) bear interest from the due date until paid at a per annum rate equal to the lesser of (x) the maximum rate allowed by law, or (y) fifteen percent (15%) (the "Default Rate") until fully paid, and (ii) incur a late charge of five percent (5%) of such unpaid amount. Landlord and Tenant agree that the amount of such interest and late charge is fair and reasonable compensation for costs and expenses incurred by Landlord due to the failure by Tenant to timely make any payment of Rent or other sums due under this Lease as such costs and expenses are extremely difficult to estimate and ascertain.

          3.2 CPI ADJUSTMENTS. The amount of Fixed Rent shall be adjusted as of the expiration of each calendar year after the calendar year in which this Lease commences (the

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"Adjustment Dates") to reflect any increase in the cost of living.  Each adjustment, if any, shall be calculated on the basis of the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index, All Item, All Urban Consumers for the region specified in PARAGRAPH G(i) OF THE SUMMARY OF LEASE TERMS (the "Index") as of the Commencement Date of this Lease. The Index for the month in which the sixtieth (60th) day preceding each Adjustment Date falls shall be deemed the "Adjustment Index." The Adjustment Index for determining an adjustment to Fixed Rent for a specific Adjustment Date shall be deemed the Index on the next following Adjustment Date. At the Adjustment Date, the new Fixed Rent shall be determined by multiplying the then current Fixed Rent by the percentage increase of the Adjustment Index over the Index, if any. In no event shall the Fixed Rent as so adjusted be less than the Fixed Rent in effect for the month immediately prior to such Adjustment Date. When the new Fixed Rent is determined, Landlord shall give Tenant written notice of same. If Landlord fails to give timely notice of the new Fixed Rent, the adjustment shall be retroactive to the Adjustment Date and Tenant shall pay the arrears within fifteen (15) days after being billed therefor. If at any Adjustment Date, the Index is no longer published as described in this Section, Landlord, after consultation with Tenant, shall substitute the official index published by the United States Department of Labor, Bureau of Labor Statistics or successor or similar governmental agency as may then be in existence which is most nearly equivalent thereto.

          3.3 MARKET VALUE RENT ADJUSTMENT. The Fixed Rent shall be adjusted on each Adjustment Date listed in PARAGRAPH G(ii) OF THE SUMMARY OF LEASE TERMS to an amount equal to the then current fair market rental for the Premises. The Market Value Rent Adjustment is defined in and shall be determined in accordance with the provisions of PARAGRAPH G(ii) OF THE SUMMARY OF LEASE TERMS and the Addendum referred to therein. In no event shall Fixed Rent ever be reduced pursuant to the provisions of this SECTION 3.3.

          3.4 RENT DEFINITION. Fixed Rent, as adjusted in accordance with the terms hereof, and any other sums due to Landlord from Tenant pursuant to this Lease shall be deemed to be "Rent" hereunder.

     4.   SECURITY DEPOSIT:

          Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the Security Deposit (as set forth in PARAGRAPH H OF THE SUMMARY OF LEASE TERMS). The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, conditions and provisions of this Lease to be kept and performed or observed by Tenant. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of Rent or any other monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any Rent or other monetary sums due herewith and/or for the payment of any other amount which Landlord may spend or become obligated by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer thereby. If any portion of the Security Deposit is so used or applied, Tenant shall, within ten (10) days after demand therefor, deposit cash with Landlord in an


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amount sufficient to restore the Security Deposit to the full amount thereof, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general accounts and/or funds. If Tenant shall fully and faithfully perform all of its obligations hereunder, the Security Deposit, or any balance thereof that has not theretofore been applied by Landlord, shall be returned to Tenant, without payment of interest or other increment for its use (or, at Landlord's option, to the last assignee of Tenant's interest hereunder), within ten (10) days after the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer the Security Deposit to Landlord's successor in interest whereupon Landlord shall be released from any and all liability for the return thereof or the accounting therefor. No trust relationship is created herein between Landlord and Tenant with respect to the Security Deposit.

     5.   OPERATING COSTS AND REAL PROPERTY TAXES:

          5.1 DEFINITIONS. For purposes of this Section and Lease, the following terms are herein defined:

               (a) OPERATING COSTS: All costs and expenses of management, ownership, operation and maintenance of the Building and Property, including by way of illustration but not limited to, utilities; waste disposal; materials and supplies; insurance (unless otherwise paid for by Tenant pursuant to the provisions of SECTION 13.1 below); cost of services of independent contractors and employees (including, without limitation, wages, salaries, employment taxes and fringe benefits of such persons but excluding persons performing services not uniformly available to all Building tenants), day-to-day operation, maintenance and repair of the Premises, Building, its equipment, and the common areas, parking areas, walkways, access ways, and landscaped areas, including, without limitation, janitorial, gardening, security, elevator servicing, painting, plumbing, electrical, carpentry, heating, ventilation, air conditioning, window washing, signing and advertising; rental expense or depreciation of personal property used in the maintenance, operation, and repair of the Building; the cost of capital improvements to the Building (amortized in accordance with generally accepted accounting principles together with interest at the prevailing annual rate on the unamortized portion of such cost) made after the date of this Lease which reduce other items of Operating Costs or are required under any governmental law or regulation; provided, however, that Operating Costs shall not include Real Property Taxes (as defined in
SECTION 5.1(b) below) or the taxes referred to in SECTION 5.3 below; debt service, if any, on the Building; depreciation on the Building other than depreciation on exterior window draperies provided by Landlord and carpeting in public corridors and common areas; costs of Tenant's improvements; real estate brokers' commissions; capital items other than those included in Operating Costs above; and the cost of repairs, utilities, or extra services furnished to, billed to and payable separately by, Tenant or any other lessee of the Building.


               (b) REAL PROPERTY TAXES: Includes without limitation, all taxes, service payments levied or assessed wholly or partly in lieu of taxes, annual or periodic license, permit,

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inspection or use fees, excises, transit charges, housing fund assessments, assessments, levies, fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind which are assessed, levied, charged, confirmed, or imposed by any recorded declaration affecting the Property or by any public authority upon the Property, the Building, its operation, personal property contained therein, or the Rent payable hereunder, (but excluding taxes referred to in SECTION 5.3 below and state and federal, personal or corporate income taxes measured by the net income of Landlord from all sources), and the cost of contesting by appropriate proceedings the amount or validity of any of the aforementioned taxes.

          5.2       TENANT'S PERCENTAGE SHARE OF OPERATING COSTS AND TAXES.

               (a) In addition to the Fixed Rent payable during each calendar year or any portion thereof, during the term of this Lease Tenant shall pay Tenant's proportionate share of the amount of Operating Costs and Real Property Taxes paid or incurred by Landlord in such year or any portion thereof ("Tenant's Percentage Share of Operating Costs and Taxes") (as shown in PARAGRAPH I OF THE SUMMARY OF LEASE TERMS). Tenant's Percentage Share of Operating Costs and Taxes has been computed by dividing the amount of Tenant's Net Rentable Area by the amount of Net Rentable Area for the entire Building.
In the event that either Tenant's Net Rentable Area or the Building's Net Rentable Area is changed, Tenant's Percentage Share of Operating Costs and Taxes shall be appropriately adjusted by Landlord, such adjustment to be conclusive and binding on Tenant. If such change occurs during any calendar year, Tenant's Percentage Share of Operating Costs and Taxes shall be determined for that calendar year on the basis of the number of days during such calendar year each such percentage is applicable.

               (b) Landlord's estimate of Tenant's Percentage Share of Operating Costs and Taxes for the first Lease Year is set forth in PARAGRAPH I OF THE SUMMARY OF LEASE TERMS. On December of each calendar year or as soon thereafter as practicable, Landlord shall give Tenant notice of its adjusted estimate of Tenant's Percentage Share of Operating Costs and Taxes for the succeeding calendar year. On or before the first day of each month during the succeeding calendar year (or in the case of the first year of the Lease, on or before the first day of each month during such first year), Tenant shall pay to Landlord one-twelfth (1/12) of such estimate or adjusted estimate. If Landlord fails to deliver such notice to Tenant in December, Tenant shall continue to pay Tenant's Percentage Share of Operating Costs and Taxes on the basis of the prior year's estimate until the first day of the next calendar month after such notice is given, provided that on such date Tenant shall pay to Landlord the amount of such estimated adjustment payable to Landlord as of January 1 of the year in question, less any portion thereof previously paid by Tenant.
(b)
               (c) Within ninety (90) days after the close of each calendar year or as soon after such ninety (90) day period as practicable, Landlord shall deliver to Tenant a statement of Tenant's Percentage Share of Operating Costs and Taxes for such calendar year. If, on the basis of such statement, Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within fifteen (15) days after delivery of the statement. If on the basis of such

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statement Tenant has paid to Landlord an amount in excess of the actual adjustment to be made for the preceding calendar year and Tenant is not in default in the performance of any of its covenants under this Lease, then Landlord, at its option, shall either promptly refund such excess to Tenant or credit the amount thereof to the Rent next becoming due from Tenant until such credit has been exhausted.

               (d) In the event of any dispute as to any amount due by Tenant for Tenant's Percentage Share of Operating Costs and Taxes, Tenant shall have the right upon reasonable advance written notice to inspect Landlord's accounting records relative to Operating Costs and Real Property Taxes at the address at which Landlord maintains its records during normal business hours at any time within forty-five (45) days following the furnishing by Landlord to Tenant of such statement. If Tenant makes such timely written demand, a certification as to the proper amount of Tenant's Percentage Share of Operating Costs and Taxes shall be made by an independent public accountant designated by Landlord, which certification shall be final and conclusive. Tenant agrees to pay the cost of such certification unless it is determined that Landlord's original determination of Tenant's Share of Operating Costs and Taxes was in error by more than ten percent (10%) over Tenant's actual obligation.

               (e) If this Lease (i) terminates on a day other than the last day of a calendar year, the amount of Tenant's Percentage Share of Operating Costs and Taxes payable by Tenant applicable to the calendar year in which such termination occurs, shall be prorated on the basis which the number of days from the commencement of such calendar year, to and including such termination date, bears to 360; or (ii) commences on a day other than the first day of a calendar year, the amount of Tenant's Percentage Share of Operating Costs and Taxes payable by Tenant applicable to the calendar year in which such commencement occurs, shall be prorated on the basis which the number of days from the Commencement Date, to and including the last day of the calendar year in which the Commencement Date occurs, bears to 360.

          Tenant's obligations to pay Tenant's Percentage Share of Operating Costs and Taxes for either year end adjustments or partial lease years as contemplated by subparagraphs (c) and (e) above shall survive the termination or expiration of this Lease.

          5.3 OTHER TAXES PAYABLE BY TENANT. Tenant shall reimburse Landlord upon demand for, or upon Landlord's request shall pay directly to the appropriate party or entity the amount of, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties hereto:

               (a) imposed upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located on the Premises or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, other than building standard improvements made by Landlord, if any, regardless of whether title to such improvements shall be in Tenant or Landlord;

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               (b)       imposed upon or measured by the Rent payable hereunder,
     including, without limitation, any gross income tax or excise tax levied by the City and County in which the Premises are located, the Federal Government or any other governmental body with respect to the receipt of such rental;

               (c) imposed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; and

               (d) imposed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

          In the event that it shall not be lawful for Tenant to so reimburse Landlord, the Rent payable to Landlord under this Lease shall be revised to net Landlord the same income after imposition of any such tax upon Landlord as would have been received by Landlord hereunder prior to the imposition of any such tax.

     6.   USE:

          6.1 USE. The Premises shall be used and occupied by Tenant for the purposes stated on PARAGRAPH J OF THE SUMMARY OF LEASE TERMS and for no other purpose without the prior written consent of Landlord.

          6.2 SUITABILITY. Tenant acknowledges that neither Landlord nor any officer, director, shareholder, employee or agent of Landlord has made any representation or warranty with respect to the condition of the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in this Lease. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in a satisfactory condition.

          6.3  USES PROHIBITED.

               (a) Tenant shall not do or permit anything to be done in or about the Premises or the Building, or bring or keep or permit to be brought or kept anything in or about the Premises or Building, which is prohibited by any Law (as defined in SECTION 6.3(b) below), or which is prohibited by, or will in any way increase the existing rate of, cause a cancellation of, or otherwise affect any fire or other insurance on the Building, or any part thereof, or any of its contents.

               (b) Tenant shall at its sole cost and expense promptly comply with all applicable covenants, conditions and restrictions now or hereafter affecting the Premises, or the Building, or the Property, with all laws, rules, ordinances, regulations, directives and requirements of all federal, state, county and municipal authorities having jurisdiction over the

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Premises, or the Building, or the Property ("Laws"), including without limitation those relating to health, safety, noise, environmental protection, waste disposal, water and air quality, and other environmental matters, and the use, storage and disposal of Hazardous Materials, as such term is defined in SECTION 6.4(a) below, and with the certificate of occupancy for the Premises or the Building and shall not permit anything to be done on the Premises in violation thereof. Upon written demand, Tenant shall discontinue any use of the Premises in violation of any covenants, conditions and restrictions, or of any Law or of the certificate of occupancy.

               (c) Tenant shall not do or permit anything to be done in, or about the Premises, or the Building, or the Property which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on, or about the Premises or the Building, or the Property nor use or permit to be used any loudspeaker, or other device, system or apparatus which can be heard outside the Premises without the prior written consent of Landlord. Tenant shall not commit or suffer to be committed any waste in or upon the Premises, the Building, or the Property.

          6.4       TENANT'S OBLIGATIONS REGARDING ENVIRONMENTAL MATTERS.

               (a) Tenant shall at all times and in all respects comply with all federal, state and local laws, ordinances and regulations (collectively "Hazardous Materials Laws") relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, disposal, or transportation of any oil, gasoline and related products, flammable substance or explosives, asbestos, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances, chemicals, wastes or related injurious materials, whether injurious by themselves or in combination with other materials including, without limitation, any "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any such Laws, any toxic or hazardous substance, material or waste listed in the United States Department of Transportation Table (49 CFR 172.101) or by the Environmental Protection Agency as a hazardous substance (40 CFR, Part 302) and amendments thereto, or such substances, materials and wastes which are or become regulated or listed as toxic under any applicable local, state or federal law) (collectively, "Hazardous Materials").

               (b) Tenant shall at its own expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Tenant's use of the Premises, including, without limitation, discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Premises. Except as discharged into the sanitary sewer in compliance with all applicable Hazardous Materials Laws, Tenant shall cause any and all Hazardous Materials removed from the Premises to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes as required by applicable governmental agencies having responsibility for any such removal. Tenant shall in all respects handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Premises in compliance with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials. Upon expiration or earlier termination of the term of this Lease, Tenant shall cause all Hazardous Materials in excess of levels permitted by governmental authorities to be removed from the Premises and transported for use, storage or disposal in accordance and compliance with all applicable Hazardous Materials Laws. Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in or about the

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Premises or the Building, nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises or the Building, without first notifying Landlord of Tenant's intention to do so and affording Landlord ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto.

               (c)       Tenant shall immediately notify Landlord in writing of:
(i) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws;
(ii) any claim made or threatened by any person against Tenant, the Premises, the Building, or the Property relating to damage, contribution, cost recovery compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on, under, about or removed from the Premises, the Building, or the Property including any complaints, notices, warnings or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Property, the Building, or the Premises, or Tenant's use thereof. Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises.

               (d) Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect, and hold Landlord, and each of Landlord's partners, employees, agents, attorneys, lenders, successors and assigns, and the Premises, the Building, and Property free and harmless from and against any and all loss of rents and/or damages, claims, liabilities, penalties, liens, judgments, forfeitures, costs, losses or expenses (including permits, and consultants' and attorneys' fees) or death of or injury to any person or damage to any property or the environment whatsoever, arising from or caused in whole or in part, directly or indirectly, by (a) the presence in, on, under or about the Premises, the Building or the Property or discharge in or from the Premises, the Building, or the Property of any Hazardous Materials caused or contributed to by Tenant, or Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises, the Building, or the Property or
(b) Tenant's failure to comply with any Hazardous Materials Laws or (c) any storage tank brought onto the Premises, the Building or the Property by or for Tenant. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary investigation (including consultants' and attorneys' fees and testing), repair, cleanup or detoxification or

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decontamination of the Premises, the Building, or the Property, and the
preparation and implementation of any restoration, abatement, closure, remedial action or other required plans in connection therewith, and shall survive the expiration or earlier termination of the term of this Lease. For purposes of the release and indemnity provisions hereof, any acts or omissions of Tenant, or by employees, agents, assignees, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Lease with respect to Hazardous Materials or storage tanks, unless specifically so agreed in writing at the time of such agreement.

     7.   SERVICES AND UTILITIES:

          7.1 LANDLORD'S OBLIGATIONS. Provided that Tenant is not in default in the performance or observation of any of the terms, covenants, conditions or provisions of this Lease to be kept and performed or observed by it, Landlord, subject to the rules and regulations of the Building hereinafter referred to, agrees to (i) furnish to the Premises during reasonable hours of generally recognized business days (as determined by Landlord) water, gas, electricity, heating and air conditioning suitable for the intended use of the Premises; (ii) maintain and keep lighted the common stairs, entries and bathrooms in the Building and outside lighting on the Property; (iii) make all repairs other than those specified to be Tenant's obligation under this Lease; and (iv) maintain and repair, other than as specified to be Tenant's obligation under this Lease, the elevators, if any, and maintain all portions of the Property and Building used in common by Tenant and Landlord's other tenants; provided that such repair shall be at Tenant's cost and expense if damage thereto is caused by the negligence of Tenant, or Tenant's employees, agents, contractors or invitees. Tenant agrees that at all times it will cooperate fully with Landlord and abide by all regulations and requirements that Landlord may prescribe for the proper functioning and protection of any of the Building's heating, ventilation and air conditioning systems. Whenever heat generating machines or equipment are used in the Premises by Tenant which affect the temperature otherwise maintained by the air conditioning system, if any, Landlord shall have the right to install supplementary air conditioning units in the Premises, and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord with interest at the Default Rate accruing from the date Landlord incurs such costs until the time payment for same is actually received by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of non-payment thereof by Tenant as in the case of failure by Tenant to pay Rent hereunder. To the extent that the cost and expense incurred by Landlord in performing its obligations in this SECTION 7.1 are not reimbursed to Landlord by insurance or individual tenants, such costs shall be included in Operating Expenses.

          7.2 NON-LIABILITY. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of Rent by reason of Landlord's failure to furnish any of the items Landlord is obligated to furnish pursuant to SECTION 7.1 above when such failure

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

is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or disputes of any character; by the limitation, curtailment, rationing or restrictions on use of electricity, gas or any other form of energy; or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord; and Landlord shall not be liable under any circumstances for injury to or death of any person or damage to or destruction of any property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

          7.3 TENANT'S OBLIGATIONS. Tenant agrees it will not, without the written consent of Landlord, use any apparatus or device in the Premises (including, without limitation, electronic data processing machines, computers or machines using current in excess of 110 volts) which will in any way increase the amount of electricity, water or air conditioning usually furnished or supplied to the Premises for the purposes allowed pursuant to SECTION 6.1 above or connect with electric current (except through existing electrical outlets in the Premises) or with water pipes any apparatus or device for the purposes of using electric current or water. If Tenant shall require water or electrical current in excess of that usually furnished or supplied to the Premises as used for the purposes allowed pursuant to SECTION 6.1 above, Tenant shall first obtain the written consent of Landlord, and Landlord may cause an electric current or water meter to be installed in the Premises in order to measure the amount of electric current or water consumed for any such excess use. The cost of any such meter and of the installation, maintenance and repair thereof; all charges for such excess water and electric current consumed (as shown by such meters and at the rates then charged by the furnishing public utility); and any additional expense incurred by Landlord in keeping account of electric current or water so consumed shall be paid by Tenant, and Tenant agrees to pay Landlord therefor promptly upon demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of non-payment thereof by Tenant as in the case of failure by Tenant to pay Rent hereunder.

          7.4 ADDITIONAL SERVICES. Landlord agrees to make reasonable effort to provide utilities and services to the Premises during hours and on days not otherwise provided in this Lease upon written request by Tenant.
Tenant shall give reasonable notice in making such request. Tenant agrees to pay promptly on demand any and all costs incurred by Landlord in connection with providing such additional services, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of non-payment thereof by Tenant as in the case of failure by Tenant to pay Rent hereunder.

     8.   MAINTENANCE AND REPAIR:

          8.1 TENANT'S OBLIGATIONS. By its execution hereof, Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver the Premises. Tenant, at Tenant's sole cost and expense, shall at all times maintain and keep the Premises in good and sanitary order, condition and repair, including, but not limited to, the interior surfaces of the ceilings, walls and floors, all doors, interior surface of windows (and replacement of all cracked or broken glass), all plumbing and all electrical fixtures and special items in excess of building standard improvements, and all equipment (including heating, cooling, or air conditioning units) installed by or at the request of Tenant. Tenant expressly waives the benefits of any statute now or hereafter in effect permitting Tenant to repair the Premises and deduct the cost thereof from Rent otherwise due.

          8.2 SURRENDER OF PREMISES. Upon the Expiration Date, Tenant shall surrender the Premises and all Alterations (as defined in SECTION 9 below) thereto (unless designated by Landlord to be removed in accordance with SECTION 9) to Landlord in the same condition as received, ordinary wear and tear (except to the extent Tenant is obligated to keep the Premises in good condition and repair) and damage thereto by fire, earthquake, acts of God or the elements alone excepted, and shall promptly remove or cause to be removed at Tenant's expense from the Premises and the Building any signs, notices and displays placed by Tenant, as well as any furniture or fixtures placed therein by Tenant. Tenant shall indemnify the Landlord against any loss, cost, liability and/or expense (including, without limitation, attorneys' and paralegals' fees and costs and court costs) resulting from delay by Tenant in so surrendering the Premises and Alterations thereto, including, without limitation, any claims made by any succeeding tenant founded on such delay.

          8.3 REMOVAL OF FIXTURES. Tenant agrees to repair any damage to the Premises or the Building caused by or in connection with the removal of any articles of personal property business or trade fixtures, movable equipment, and cabinetwork, belonging to Tenant including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at Tenant's sole cost and expense.

     9.   ALTERATIONS AND ADDITIONS:

          Tenant agrees not to make or suffer to be made any alteration, addition or improvement to or of the Premises or any part thereof ("Alterations"), without obtaining the prior written consent of Landlord. If Landlord consents to the making of any Alterations, they shall be made by Tenant at its sole cost and expense. Tenant shall use a contractor designated by Landlord or shall obtain Landlord's prior written approval to any contractor selected by Tenant. Prior to commencement of any work, Tenant shall deliver to Landlord for its approval plans and specifications for each Alteration to be undertaken by Tenant; and, at the completion of such work, Tenant shall deliver to Landlord a certificate from Tenant's architect or engineer stating that the work has been completed in full compliance with such plans and specifications, such certificate to be in form and substance reasonably satisfactory to Landlord. Landlord shall also have the right to impose as a condition to its consent such requirements as Landlord may deem necessary in its sole discretion including, without limitation, full reimbursement to Landlord of any and all expenses incurred by Landlord in connection with the granting of its consent, the amounts and types of liability and other insurance covering all risks normally associated with such work and the times and dates during which the Alterations are to be accomplished. If Landlord is required pursuant to applicable law or agrees to supervise such work, Tenant shall pay to Landlord a fee in the amount of fifteen percent (15%) of the total cost of the Alterations for its management and supervision of the progress of the work. Tenant agrees that in no event shall such management or supervision by Landlord impose any obligation or liability upon Landlord to Tenant as to or in connection with such work.
All sums due and owing to contractors which have been paid by Landlord due to Tenant's failure to pay such sums when due, shall bear interest payable to Landlord at the Default Rate until fully paid. Upon the Expiration Date, Tenant, at its sole cost and expense, shall promptly remove any Alterations designated by Landlord to be so removed and repair any damage to the Premises or the Building caused by such removal and any Alterations not so designated to be removed shall become the property of the Landlord. Unless removed by Tenant prior to or on the Expiration Date, any equipment, trade fixtures, machinery, cabinetwork, movable furniture, or other personal property remaining on the Premises at the expiration or sooner termination of this Lease shall, in the sole option of Landlord, either (i) become the property of Landlord; or (ii) be removed from the Premises and discarded at Tenant's sole cost and expense. It is agreed that Landlord has no obligation, and has made no promises, to alter, add to, remodel, improve, repair, decorate or paint the Premises or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as may be specifically set forth herein.

     10.  ENTRY BY LANDLORD:

               (a) Landlord reserves, and shall at any and all times have, the right to enter the Premises to (i) inspect them; (ii) supply any service to be provided by Landlord to Tenant hereunder; (iii) present the Premises to prospective purchasers, mortgagees or lessees; (iv) post notices of non-responsibility, "For Sales" and "For Lease" signs; and (v) alter, improve or repair the Premises and any portion of the Building all without abatement of Rent, and may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, using all reasonable efforts to provide that Tenants's use of the Premises shall not be unreasonably interfered with thereby. As part of the consideration for this Lease, Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by such entry, For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all doors, in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, or an eviction of Tenant from, the Premises or any portion thereof.

               (b) Landlord shall also have the right at any time to change the arrangement or location of or eliminate entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public or common areas of the Building, or change the arrangement and location of or eliminate parking areas, access ways, or landscaped areas of the Property, and to change the name, number or designation by which the Building is commonly known, and none of the foregoing shall be deemed an actual or constructive eviction

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

of Tenant, nor shall it entitle Tenant to any reduction of Rent or result in any liability of Landlord to Tenant.

     11.  LIENS:

          Tenant shall keep the Premises, the Building and the land upon which the Building is situated, free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event that Tenant does not, within ten (10) days following the recording of notice of any such lien, cause such lien to be released of record, by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause such lien to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it in connection therewith, including, without limitation, attorneys' and paralegals' fees and costs and court costs, shall be payable to Landlord by Tenant on demand with interest at the Default Rate, from the date such expenses are incurred by Landlord to the date payment is received by Landlord from Tenant and Landlord shall have (in addition to any other right of remedy of Landlord) the same rights and remedies in the event of non-payment thereof by Tenant as in the case of failure of Tenant to pay Rent hereunder. Landlord shall have the right- at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord, the Premises, the Building, the Property, or any other party having an interest therein, or to keep same free from mechanics' and materialmen's and similar liens. Tenant shall give Landlord at least ten (10) days prior written notice of the date of commencement of any construction or other work on or to the Premises.

     12.  INDEMNITY:

          Landlord shall not be liable to Tenant and Tenant waives all claims against Landlord for any injury to or death of any person or for loss of use of, damage to, or destruction of property in or about the Premises, the Building, or the Property by or from any cause whatsoever, including without limitation, earthquake or earth movement, gas, fire, oil, electricity or leakage from the roof, walls, basement or other portion of the Premises or the Building, unless caused by the gross negligence or willful misconduct of Landlord, its agents or employees. Tenant agrees to hold Landlord harmless from and to indemnify and defend Landlord against all claims, liability, damage or loss and against all costs and expenses, including, without limitation, attorneys' and paralegals' fees and costs and court costs in connection therewith, arising out of any injury or death of any person or damage to or destruction of property
(i) occurring in, on or about the Premises, from any cause whatsoever, including, without limitation, Tenant's use of the Premises, unless caused solely by the gross negligence or willful misconduct of Landlord, its agents or employees; or (ii) occurring in, on or about any facilities (including without limitation elevators, stairways, passageways or hallways) the use of which Tenant has in common with other lessees, or elsewhere in or about the Property or the Building other than the Premises, when such claim, injury or damage is caused in whole or in part by the act, neglect, default, or omission of any duty by Tenant, its agents, employees, contractors, invitees, or subtenants or otherwise by any conduct of any of said persons in or about the Premises, the Building, or the Property including failure of Tenant to observe or perform any of its obligations under this Lease, including, without limitation, its obligations under SECTION 6 hereof.

          Without in any way limiting the foregoing, Tenant specifically acknowledges that Tenant assumes all risks in the use of any or all of the exercise equipment or facilities in the Building; Tenant acknowledges that neither the Landlord nor the property manager provide instruction for or supervision of the use of the exercise equipment and facilities, and neither the Landlord nor the property manager shall be liable for injury, death, or any claim arising directly or indirectly out of use of the exercise equipment and facilities. Tenant agrees to hold Landlord harmless from and to indemnify and defend Landlord against all claims, liability, damage, or loss and against all costs and expenses, including, without limitation, attorneys' and paralegals' fees and costs and court costs in connection therewith, arising out of any injury or death of any person using the exercise equipment or facilities through said person's association with Tenant. Tenant further acknowledges that said exercise equipment and/or facilities may only be used by Tenant and its employees in common with other tenants and their employees. Tenant shall not permit use of the exercise equipment or facilities by Tenant's vendors, or the family members or friends of Tenant and its employees.

          The provisions of this SECTION 12 shall survive the termination of this Lease with respect to any claims or liability occurring prior to such termination.

     13.  INSURANCE:

          13.1 TENANT'S REQUIRED COVERAGE. Tenant shall, at Tenant's sole cost and expense, procure and continue in force the following policies of insurance in the amounts set forth in PARAGRAPH K OF THE SUMMARY OF LEASE TERMS, unless such amounts are otherwise set forth in this SECTION 13.1:

              (i) Liability insurance on an occurrence basis, with limits in an amount set forth in PARAGRAPH K OF THE SUMMARY OF LEASE TERMS, for claims or losses arising out of or resulting from personal injury
    (including bodily injury), death and/or property damage sustained or alleged to have been sustained by any person for any reason on or about the Premises, for liability arising out of or resulting from Tenant's covenants contained in SECTION 12 above to indemnify Landlord, its agents and employees, or for contractual liability;

             (ii) All risk replacement cost insurance with an agreed amount endorsement upon property of every description and kind owned by Tenant and located in the Premises and for all improvements located in the Premises except building standard improvements in an amount equal to 100% of the full replacement value thereof;

            (iii) Workers' compensation insurance (including employer's liability insurance) in accordance with applicable law;

             (iv) Such other insurance as may be reasonably required by Landlord or by any holder of any ground or underlying lease, mortgage or deed of trust.

          Not more often than every year and upon not less than sixty (60) days prior written notice, Landlord, in its reasonable discretion, may require Tenant to increase the insurance limits set forth in subparagraphs (i) or (ii) above.

          13.2 LANDLORD'S REQUIRED COVERAGE. Landlord shall procure and continue in force the following policies of insurance in the amounts set forth in PARAGRAPH L OF THE SUMMARY OF LEASE TERMS, the cost of same to be included in Operating Costs:

              (i) Liability insurance on an occurrence basis, with limits in the amount set forth in PARAGRAPH L OF THE SUMMARY OF LEASE TERMS, for claims or losses arising out of or resulting from personal injury
    (including bodily injury), death and/or property damage sustained or alleged to have been sustained by any person for any reason on or about the Premises, for liability arising out of or resulting from Tenant's covenants contained in SECTION 12 above to indemnify Landlord, its agents and employees, or for contractual liability;

             (ii) Casualty insurance insuring the Building against loss by or damage due to risks covered by the broadest form of casualty insurance policy (such coverage shall include, without limitation, coverage against the risk of fire, lightning, extended coverage, vandalism and malicious mischief). Such policy, shall also include, a rental loss endorsement. Such policy, exclusive of the rental loss endorsement, shall be in the face amount of not less than ninety (90%) percent of the full value of the improvements covered thereby. The rental loss endorsement shall cover Landlord's loss of rentals in an amount of not less than one
    (1) year's aggregate Rent for the Premises;

            (iii) Difference in conditions insurance against (1) damage or loss by flood if the Premises are located in an area identified by the Secretary of Housing and Urban Development or any successor thereto or other appropriate authority (governmental or private) as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, modified, supplemented or replaced from time to time, on such basis as shall be required by Landlord and with coverage in an amount not less than as set forth in PARAGRAPH L OF THE SUMMARY OF LEASE TERMS, and (2) against damage or loss by earthquake with a deductible of not more than ten percent (10%) and with coverage in an amount not less than as set forth in PARAGRAPH L OF THE SUMMARY OF TERMS, so long as same is available at commercially reasonable rates;

             (iv) Such other insurance as may be reasonably required by Landlord or by any holder of any ground or underlying lease, mortgage or deed of trust.

          Landlord may increase the insurance limits set forth in subparagraphs
(i), (ii), or (iii) above.

          13.3 INSURANCE POLICIES. The minimum limits of insurance policies as set forth in SECTION 13.1 above shall in no event limit the liability of Tenant hereunder. The following provisions shall apply regarding all insurance policies Tenant is required to procure and maintain under
SECTION 13.1 above. For any insurance policies Landlord is to procure and maintain under SECTION 13.2 above, Landlord may, at its option, have such policies comply with such provisions. The aforesaid insurance shall name Landlord as an additional insured (and, at Landlord's option, the property manager and the holder of any mortgage or deed of trust on the Building, or any part thereof or interest therein, as an additional insured), and shall be with companies having a rating of not less than AAA in "Best's insurance Guide" or another comparable rating or publication if Best's Insurance Guide is no longer published or produced. For any insurance policies procured by Tenant, Tenant shall cause the insurance companies to furnish Landlord with certificates of coverage, and shall provide that such insurance policy shall not be canceled or subject to reduction or modification of coverage except after thirty (30) days' prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage which Landlord may carry and shall contain a cross-liability endorsement stating that the rights of named insureds shall not be prejudiced by one insured making a claim or commencing an action against another named insured. For any insurance policies procured by Tenant, Tenant shall, at least thirty (30) days prior to the expiration of such policies, furnish Landlord with renewals or binders for renewals thereof. Tenant agrees that if Tenant does not procure and maintain the insurance required to be procured and maintained by Tenant pursuant to SECTION 13.1 above Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the premiums charged therefor together with the sum equal to all costs and expenses incurred by Landlord in connection therewith (including, without limitation, costs allocated to the use of Landlord's employees in connection therewith, including without limitation, costs of wages for such employees) together with interest thereon at the Default Rate, payable upon demand and upon Tenant's failure to pay such insurance premiums and handling charge, Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies as in the case of failure by Tenant to pay Rent hereunder. Tenant shall have the right to provide the insurance policies required pursuant to SECTION 13.1 above pursuant to blanket policies obtained by Tenant, provided such blanket policies expressly afford coverage to the Premises and to Landlord as required by this Lease.

          13.4 WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, employees, agents and representatives of the other, on account of loss or damage occasioned to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of such loss or damage. Tenant shall, upon obtaining the policies of insurance required under this Lease, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease and shall obtain from such insurance carrier or carriers a waiver of any right of recovery by way of subrogation against Landlord.

     14.  DAMAGE OR DESTRUCTION:

          PARTIAL DAMAGE - INSURED. In the event the Premises or the Building are partially damaged by fire or other casualty which is covered under fire and extended coverage insurance carried pursuant to SECTION 13.2(1) above, Landlord shall restore such damage provided insurance proceeds are available to pay one hundred percent (100%) of the cost of restoration and provided such restoration can be completed within one hundred eighty
(180) days after the commencement of the work thereof under the laws and regulations of the state, federal, county and municipal authorities having jurisdiction thereover and if such conditions apply so as to require Landlord to restore such damage, this Lease shall continue in full force and effect. Tenant shall be entitled to a proportionate reduction of Fixed Rent and Tenant's Proportionate Share of Operating Costs and Taxes while such restoration takes place, such proportionate reduction to be based upon the extent to which the restoration efforts interfere with Tenant's business in the Premises, provided that Tenant shall not be entitled to such reduction in Fixed Rent and Tenant's Proportionate Share of Operating Costs and Taxes if the damage is the result of negligence, default or omission of Tenant, its agents, employees, contractors, or invitees; and provided, further, that in no event shall the reduction of Fixed Rent and Tenant's Proportionate Share of Operating Costs and Taxes exceed the amounts received by Landlord from rent loss insurance. Tenant's rights to a reduction in Fixed Rent and Tenant's Proportionate Share of Building Operating Costs and Taxes hereunder shall be Tenant's sole and exclusive remedy in connection with any such damage.

          Notwithstanding the foregoing, Landlord may terminate this Lease if such damage or casualty occurs during the last twelve (12) months of the term of this Lease (or the term of any renewal option, if applicable) by giving Tenant notice thereof at any time within thirty (30) days of the occurrence of such damage or casualty and such notice shall specify the date of such termination which date shall not be less than thirty (30) nor more than sixty (60) days after the giving of such notice. In the event of the giving of such notice of termination, this Lease shall expire and all interest of Tenant in the Premises shall terminate on the date so specified in such notice and the Rent shall be paid to the date of such termination.

          14.2 PARTIAL DAMAGE - UNINSURED. In the event the Premises or the Building are partially damaged by a risk not covered by Landlord's fire and extended coverage insurance or the proceeds of available insurance are less than one hundred percent (100%) of the cost of restoration, or if the restoration cannot be completed within one hundred eighty (180) days after the commencement of such restoration under the laws and regulations of the state, federal, county and municipal authorities having jurisdiction thereover in the reasonable opinion of Landlord, or if such damage occurs during the last twelve (12) months of the term of this Lease

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

(or the term of any renewal option, if applicable), Landlord shall have the option either to (i) repair or restore such damage, with the Lease continuing in full force and effect, but the Rent to be proportionately abated as provided in SECTION 14.1 above; or (ii) give notice to Tenant at any time within thirty (30) days after the occurrence of such damage terminating this Lease as of a date to be specified in such notice which date shall not be less than thirty (30) nor more than sixty (60) days after the giving such notice. In the event of the giving of such notice of termination, this Lease shall expire and all interest of Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by any proportionate reduction in Fixed Rent and Tenant's Proportionate Share of Building Operating Costs and Taxes as provided for in this Section and/or
SECTION 14.1 above, shall be paid to the date of such termination.

          14.3 TOTAL DESTRUCTION. In the event the Premises are totally destroyed or the Premises cannot be restored as required herein under applicable laws and regulations, notwithstanding the availability of insurance proceeds, Landlord shall have the right to terminate this Lease by giving Tenant notice thereof within thirty (30) days of date of the occurrence of such casualty specifying the date of termination which shall not be less than thirty (30) days nor more than sixty (60) days after the date of the delivery of such notice.

          14.4 LANDLORD'S OBLIGATIONS. Notwithstanding the provisions of this Lease, Landlord shall in no event be required to repair any injury or damage by fire or other cause whatsoever to, or to make any restoration or replacement of, any paneling, decorations, partitions, railings, ceilings, floor coverings, office fixtures or any other improvements or property installed in the Premises by Tenant or at the direct or indirect expense of Tenant. Tenant shall be required to restore or replace same in the event of damage at its sole cost and expense and except for abatement of Fixed Rent and Tenant's Proportionate share of Operating Costs and Taxes, if any, Tenant shall have no claim against Landlord for any damage, loss, liability, cost or expense incurred by Tenant by reason of any such injury, damage or destruction to or repair or restoration of such items.

          14.5 TENANT'S WAIVER. The provisions of this SECTION 14 shall constitute the express agreement of the parties regarding damage to or destruction of the Premises and shall supersede any statute now or hereafter in effect.

     15.  CONDEMNATION:

          (a) If all or part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or shall be conveyed in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title or the right to possession vests in the condemnor.

          (b) If (i) a part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or shall be conveyed in lieu thereof; and (ii) Tenant is reasonably able to continue the operation of Tenant's business in that portion of the Premises remaining; and (iii) Landlord elects to restore the Premises to an architectural whole, then this Lease shall remain in effect as to said portion of the Premises remaining, and the Fixed Rent and Tenant's Proportionate Share of Operating Costs and Taxes payable from the date of the taking shall be reduced in the same proportion as the area of the Premises taken bears to the total area of the Premises. If, after a partial taking, Tenant is not reasonably able to continue the operation of its business in the Premises or Landlord elects not to restore the Premises as hereinabove described, this Lease may be terminated by either Landlord or Tenant by giving written notice to the other party within thirty (30) days of the date of the taking. Such notice shall specify the date of termination which shall not be less than thirty (30) nor more than sixty (60) days after the date of such notice.

          (c) If a portion of the Building is taken, whether any portion of the Premises is taken or not, and Landlord determines that it is not economically feasible to continue operating the portion of the Building remaining, then Landlord shall have the option for a period for sixty (60) days after such taking to terminate this Lease. If Landlord determines that it is economically feasible to continue operating the portion of the Building remaining after such taking, then this Lease shall remain in effect, and Landlord at Landlord's cost shall restore the Building to an architectural whole.

          (d) Landlord shall be entitled to any and all payment, income, rent, award, or any interest thereon whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant hereby assigns any rights to same to Landlord and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease. Notwithstanding the foregoing, to the extent that Landlord's recovery for such taking shall not be diminished, Tenant shall have the right to make a claim for moving expenses and for loss or damage to Tenant's trade fixtures, equipment and movable furniture.

          (e) No temporary taking of the Premises and/or of Tenant's rights therein or under this Lease shall terminate this Lease or give Tenant any right to any abatement of Rent hereunder.

     16.  ASSIGNMENT AND SUBLETTING:

          (a) Tenant shall not assign, transfer, mortgage, pledge hypothecate or encumber this Lease or any interest therein and shall not sublet the Premises or any part thereof, or allow occupation or use thereof by any other party or entity, without the prior written consent of Landlord. In the event Tenant should desire to assign or transfer this Lease or sublet any part of the Premises, Tenant shall notify Landlord in writing (hereinafter referred to as "Sublet Notice") of the terms of the proposed assignment or transfer or subletting, at least ninety (90) days in advance of the date on which Tenant desires to make such assignment or transfer or sublease. Landlord shall then have a reasonable period of time following receipt or such notice within which to notify Tenant in writing that Landlord elects to do one of the following:


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               (i)       Terminate this Lease as to the space so affected as of
     the date so specified by Tenant in the Sublet Notice, in which event Tenant shall be relieved of all further obligations hereunder as to such space from and after such date; or

              (ii) Grant consent to Tenant to assign or transfer the Lease or sublet such space to the proposed assignee or transferee or sublessee on the terms set forth in the Sublet Notice; or

             (iii) Deny consent to Tenant to assign or transfer the Lease or sublet such space.

          (b) If Tenant proposes to sublease less than all of the Premises, an election by Landlord under subparagraph (a)(i) above to terminate this Lease with respect to such space shall not affect the force or validity of the Lease with respect to the remainder of the Premises, provided that the Rent payable hereunder shall be adjusted on a pro rata basis in accordance with the reduction in the rentable area of the Premises. If Landlord should fail to notify Tenant in writing of its election under subparagraph (a) within the thirty (30) day period, Landlord shall be deemed to have waived the option described in subparagraph (a)(i), but prior written consent by Landlord of the proposed assignee or transferee or sublessee shall still be required. Landlord shall have the right to require complete financial statements and business history information (including without limitation, the name and legal composition of the proposed assignee or transferee or sublessee and the nature of the business proposed to be carried on in the Premises) regarding the proposed assignee or transferee or sublessee before determining whether or not to consent.

          (c) Any consideration in excess of the Fixed Rent and Tenant's Proportionate Share of Building Operating Costs and Taxes payable hereunder which is realized by Tenant under any sublease or assignment or transfer in accordance with this Section shall be paid entirely to Landlord. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of failure by Tenant to pay Rent hereunder.

          (d) The consent of Landlord to any assignment, transfer, mortgage, pledge, encumbrance, hypothecation, subletting, occupation or use by any other person or entity shall not release Tenant from any of Tenant's obligations hereunder or discharge any liability of Tenant under this Lease, nor shall said consent be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, mortgage, pledge, encumbrance, hypothecation, subletting, occupation or use by any other person or entity. Any such assignment, transfer, mortgage, pledge, encumbrance, hypothecation, subletting, occupation or use by any other person or entity without such consent shall be void and shall constitute a breach of the Lease by Tenant and shall, at the option of Landlord, constitute a material event of default hereunder. The acceptance of Rent by Landlord from any other person or entity shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer thereof.

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
          (e) For purposes of this SECTION 16, sales, transfers or assignments of (i) a controlling interest in the stock of Tenant (if Tenant is a corporation); (ii) the general partnership interest of Tenant sufficient to materially change its general partnership composition and management (if Tenant is a partnership); or (iii) the majority of controlling underlying beneficial interest of Tenant (if Tenant is any other form or business entity) shall constitute an assignment hereunder.

          (f) The voluntary or other surrender of this Lease or of the Premises by Tenant or a mutual cancellation of this Lease shall not work a merger, and at the option of Landlord any existing subleases may be terminated or be deemed assigned to Landlord in which event the tenants under such subleases shall become tenants of Landlord.

          (g) Tenant shall reimburse Landlord for all costs incurred by Landlord in connection with its review and consideration of any proposed assignment, transfer, mortgage, pledge, encumbrance or hypothecation of the Lease or subletting of the Premises, or any part thereof, including without limitation, reasonable attorneys' fees.

     17.  MORTGAGEE/GROUND LANDLORD PROTECTION:

          17.1 SUBORDINATION. This Lease, at the Landlord's option, shall be subject and subordinate at all times to all ground or underlying leases which now exist or may hereafter exist affecting the Premises, the Building or the land upon which the Building is situated, or all of same, and to the lien of any mortgage or deed of trust in any amount or amounts whatsoever now or hereafter placed on or against the Building or land upon which the Building is situated, or both, or on or against Landlord's interest or estate therein, all without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination.

          17.2 SUBORDINATION AGREEMENTS. Tenant covenants and agrees to execute and deliver upon demand and without charge, such further instruments evidencing subordination of this Lease to (i) any ground or underlying leases and (ii) to the lien of any mortgages or deeds of trust, as described in
SECTION 17.1 above, as may be requested by Landlord. Tenant hereby appoints Landlord as Tenant's attorney-in-fact, irrevocably, to execute and deliver any such agreements, instruments, releases or other documents.

          17.3 FINANCIAL STATEMENTS. If this Lease is to be subject and subordinate to any ground or underlying lease, mortgage or deed of trust executed after this date, within ten (10) days after Landlord's request, Tenant shall deliver to Landlord, or to any actual or prospective ground lessor or lender that Landlord designates, such financial statements as are reasonably required by any holder of any underlying or ground lease or mortgage or deed of trust (the "Holder") to verify the net worth of Tenant (or any assignee, subtenant or guarantor of Tenant) to facilitate the financing or refinancing of the Building, or any part

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

     18.  INSOLVENCY OR BANKRUPTCY:

          18.1 EVENTS OF DEFAULT. In addition to the occurrences set forth in SECTION 19 below, the following events shall constitute a default under this
Lease: (i) Tenant admits in writing its inability to pay its debts as they mature; (ii) Tenant makes an assignment for the benefit of creditors or takes any other similar action for the protection or benefit of creditors;
(iii) Tenant gives notice to any governmental body of insolvency or pending insolvency, or suspension or pending suspension of operations; (iv) Tenant files a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent; (v) an involuntary petition in bankruptcy is filed against Tenant and is not dismissed within sixty (60) days from the date same is filed; (vi) Tenant files any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy statute, regulation or law; (vii) a court of competent jurisdiction enters an order, judgment or decree approving a petition filed against Tenant seeking any relief described in the preceding subparagraph (vi) and such order, judgment or decree shall remain unvacated and unstayed for an aggregate of thirty (30) days from the date of entry thereof;
(viii) a trustee, receiver, conservator or liquidator of Tenant or of all or any substantial part of its property or its interest in the Premises is employed or appointed and such receivership remains undissolved for thirty (30) days; or
(ix) this Lease or any estate of Tenant hereunder is levied upon under any attachment or execution and such attachment or execution shall remain unvacated and unstayed for ten (10) days.

          18.2 BANKRUPTCY. Upon the filing of a petition by or against Tenant under the United States Bankruptcy Code, Tenant, as debtor in possession, and any trustee who may be appointed agree to:

               (i) Perform each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court;

              (ii) Pay monthly in advance on the first day of each month as reasonable compensation for use and occupancy of the Premises the Rent payable hereunder and all other charges due pursuant to this Lease as said charges become due;

             (iii) Reject or assume this Lease within sixty (60) days of the filing of such petition under Chapter 7 of the Bankruptcy Code or within one hundred twenty (120) days (or such shorter term as Landlord, in its sole discretion, may deem reasonable so long as notice of such period is given) of the filing of a petition under any other Chapter;

              (iv) Give Landlord at least forty-five (45) days prior written notice of any abandonment of the Premises, any such abandonment to be deemed a rejection of this Lease; and


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
               (v) Do all other things of benefit to Landlord otherwise required under the Bankruptcy Code.

          Tenant, as debtor in possession, and any such trustee shall be deemed to have rejected this Lease in the event of the failure to comply with any of the above requirements and to have consented to the entry of an order by an appropriate Bankruptcy Court providing all of the above, waiving notice and hearing of the entry of same.

     19.  DEFAULT AND REMEDIES:

               In the event that (i) any of the events described in SECTION
18.1 above shall occur; (ii) Tenant abandons or vacates the Premises; (iii) Tenant fails to pay any Rent payable hereunder when and as the same becomes due and payable and such failure shall continue for more than five (5) days; or (iv) Tenant fails to perform any other term, covenant or condition of this Lease and such failure continues for more than thirty (30) days after receiving notice thereof from Landlord, or, if such default cannot reasonably be cured within said thirty (30) day period, fails to commence to cure such default with all due diligence and dispatch within said thirty (30) day period, or having commenced such cure, shall fail to diligently prosecute such cure to completion; then Landlord, in addition to any other rights and remedies of Landlord at law or in equity, shall have the right to terminate Tenant's right to possession of the Premises and either terminate this Lease or have this Lease continue in full force and effect. Should Landlord elect to terminate Tenant's right to possession of the Premises, then Landlord shall have the right of entry and may remove all persons and property from the Premises, subject to applicable law. Such property so removed may be stored in a public warehouse or elsewhere at the cost and for the account of Tenant. Upon such termination, Landlord, in addition to any other rights and remedies provided by law, shall be entitled to recover from Tenant (i) all delinquent Rent, together with interest and late charges; and (ii) all costs and expenses of recovering possession, in restoring the Premises to good order and condition, or in remodeling, renovating, or preparing the Premises for reletting; (iii) all costs of reletting, including broker's commissions;
(iv) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term hereof after the time of award exceeds the amount of such Rent loss that the Tenant proves could be reasonably avoided; and (v) all other damages caused by Tenant's default. The worth at the time of award of the amount referred to in this subparagraph shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%). As used herein, the term "time of award" shall mean either the date upon which Tenant pays to Landlord the amount recoverable by Landlord as hereinabove set forth or the date of entry of any determination, order or judgment of any court or other legally constituted body, or of any arbitrators determining the amount recoverable, whichever first occurs.

          (b) Should Landlord, following any breach or default of this Lease by Tenant, elect to keep this Lease in full force and effect with Tenant retaining the right to possession of the Premises (notwithstanding the fact that Tenant may have abandoned the Premises), then Landlord, in addition to all other rights and remedies Landlord may have at law or in equity,


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

shall have the right to enforce all of Landlord's rights and remedies under this Lease, including, but not limited to, the right to recover the installments of Rent as they become due under this Lease. Notwithstanding any such election to have this Lease remain in full force and effect, Landlord may at any time thereafter elect to terminate Tenant's right to possession of said Premises for any previous breach or default hereunder by Tenant which remains uncured or for any subsequent breach or default.

     20.  MISCELLANEOUS:

          20.1 TRANSFER OF LANDLORD'S INTEREST. In the event of a sale or conveyance by Landlord of Landlord's interest in the Premises,or the Building, or Property Landlord shall be relieved from any further obligations and liabilities accruing hereunder (whether express or implied) in favor of Tenant on the part of Landlord. Tenant agrees to look solely to the successor in interest of Landlord in and to the Property or the Building and this Lease.
This Lease shall not be affected by any such sale and Tenant agrees to attorn to the Landlord's successor in interest.

          20.2 RIGHT OF LANDLORD TO PERFORM. All terms and covenants of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's expense and without any reduction of Rent. If Tenant fails to pay any Rent hereunder or fails to perform any other term or covenant hereunder on its part to be performed, and such failure shall continue for ten
(10) days after written notice thereof by Landlord, Landlord, without waiving or releasing Tenant from any obligation of Tenant hereunder, may (but shall not be obligated to) make any such payment or perform any such other term or covenant on Tenant's part to be performed. All sums so paid by Landlord and all necessary costs of such performance by Landlord, together with interest thereon at the Default Rate from the date of such payment or performance by Landlord, shall be paid by Tenant to Landlord on demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of non-payment thereof by Tenant as in the case of failure by Tenant in the payment of Rent hereunder.

          20.3      CAPTIONS: ATTACHMENTS; DEFINED TERMS.

               (a) The captions of the paragraphs of this Lease are for convenience of reference only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any section of this Lease.

               (b) Exhibits attached hereto, and addendums and schedules initialed by the parties, are deemed by attachment to constitute part of this Lease and are incorporated herein.

               (c) The words "Landlord" and "Tenant," as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there be more

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

than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several; as to a Tenant which consists of husband and wife, the obligations shall extend individually to their sole and separate property as well as community property. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in a ground lease of the land underlying the Building. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord or Landlord's successors and assigns only during their respective periods of ownership.

          20.4 ENTIRE AGREEMENT. This instrument together with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this Lease and such exhibits and attachments hereto may be modified, amended or revoked only by an instrument in writing signed by the party to be charged thereunder. Landlord and Tenant hereby agree that all prior or contemporaneous agreements (whether oral or otherwise) between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in, superseded by or revoked by this Lease.

          20.5 SEVERABILITY. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

        20.6   COSTS OF SUIT.

               (a) If Landlord places this Lease in the hands of an attorney for collection or enforcement of Tenant's obligations as a consequence of Tenant's default hereunder, Tenant agrees to pay reasonable attorney fees and expenses so incurred, even though no suit or action is filed.

               (b) If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including, but not limited to, any suit by Landlord for the recovery of Rent or possession of the Premises, the losing party shall pay the successful party the court costs and reasonable attorneys' fees incurred therefor and such expenses shall be paid whether or not such action is prosecuted to judgment.

               (c) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant (for the purposes of this Section the "Licensee"), or for the foreclosure of any lien for labor or material furnished to or for Tenant or any Licensee or otherwise arising out of or resulting from any act or transaction of Tenant or of any Licensee, Tenant agrees and covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or Building or any part of either thereof, and to defend and indemnify Landlord as to any and all costs and expenses, including attorneys' fees and court costs, incurred by Landlord in or in connection with such litigation.

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

          20.7 TIME: JOINT AND SEVERAL LIABILITY. Time is of the essence as to this Lease and each and every provision thereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant.
All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy at law or in equity.

          20.8 BINDING EFFECT: CHOICE OF LAW. The parties hereto agree that all provisions of this Lease are to be construed as both covenants and conditions as though the words importing such covenants and conditions were used in each separate paragraph. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of SECTION 20.1 above, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the state in which the Premises are located.

          20.9 WAIVER. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition of this Lease. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due (including, but not limited to, the acceptance of Rent) shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition of the Lease unless otherwise expressly agreed to by Landlord in writing.

          20.10 SURRENDER OF LEASE. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord operate as an assignment to it of any or all such subleases or subtenancies.

          20.11 RELOCATION OF THE PREMISES. Landlord reserves the unrestricted and unconditional right to relocate the Premises to substantially comparable space subject to the same terms and conditions as the Premises originally leased. Landlord shall give Tenant written notice of its intention to relocate the Premises, and Tenant shall complete such relocation within ninety (90) days after receipt of such written notice. If the improvements of the space to which Landlord proposes to relocate Tenant are substantially inferior than those of the Premises, or if the fixed rent of the new space is substantially greater than the Fixed Rent, Tenant may so notify Landlord, and if Landlord fails to offer space satisfactory to Tenant, Tenant may terminate this Lease by written notice thereof effective as of the thirtieth (30th) day after Landlord's initial notice. If Landlord does relocate Tenant, then effective on the date of such relocation this Lease shall be amended by (i) deleting the description of the original Premises and substituting for it a description of such comparable space, and (ii) making such other changes thereto as Landlord reasonably requires. Landlord agrees to reimburse Tenant for its actual moving costs to such other space to the extent such costs are reasonable.

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

          20.12 HOLDING OVER. Any holding over after the expiration or other termination of the term of this Lease with the written consent of Landlord delivered to Tenant shall be construed to be a tenancy from month-to-month on all the terms, covenants and conditions herein specified so far as applicable, except that the Rent (including the Fixed Rent and the Percentage Rent, if any) shall be an amount equal to one hundred percent (100%) of the Rent otherwise payable by Tenant immediately prior to such holding over. Any holding over after the expiration or other termination of the term of this Lease without the written consent of Landlord shall be construed to be a tenancy from month-to-month on all the terms set forth herein, except that the Rent (including the Fixed Rent and the Percentage Rent, if any) shall be an amount equal to two hundred percent (200%) of the Rent otherwise payable by Tenant immediately prior to such holding over. Acceptance by Landlord of Rent after the expiration or termination of this Lease shall not constitute a consent by Landlord to any such tenancy from month-to-month or result in any other tenancy or any renewal of the term hereof. The provisions of this paragraph are in addition to, and do not affect, Landlord's right to re-entry or other rights provided by this Lease or by law.

        20.13    SIGNS.

                 (a) Tenant shall not place or permit to be placed in or upon the Premises, or outside the Premises, or any part of the Building (including, but not limited to the exterior or roof) any signs, notices, drapes, shutters, blinds or displays of any type without the prior written consent of Landlord.

                 (b) Landlord reserves the right in Landlord's sole discretion to place and locate on the roof, exterior of the Building, and in any area of the Building not leased to Tenant such signs, notices, displays and similar items as Landlord deems appropriate in the proper operation of the Building.

          20.14 RULES AND REGULATIONS. Tenant and Tenant's agents, servants, employees, visitors and licensees shall observe and comply fully and faithfully with the Rules and Regulations attached hereto as Exhibit B for the care, protection, cleanliness and operation of the Building and its lessees and any modification or addition thereto adopted by Landlord, provided Landlord shall give notice thereof to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other lessee or occupant of the Building of any said Rules and Regulations.

          20.15 NOTICES. All notices, demands, requests, advice or designations ("Notices") which may be or are required to be given by either party to the other hereunder shall be in writing. All Notices by Landlord to Tenant shall be sufficiently given, made or delivered if personally served on Tenant by leaving the same at the Premises, or if sent by United States certified or registered mail, postage prepaid, addressed to Tenant at Tenant's address as set forth in PARAGRAPH M OF THE SUMMARY OF LEASE TERMS. All notices by Tenant to Landlord shall be sufficiently given, made or delivered if personally served on Landlord or sent by United States certified registered mail, postage prepaid, addressed to (or in the case of personal delivery,

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

delivered to) Landlord at Landlord's address for notices as set forth in PARAGRAPH M OF THE SUMMARY OF LEASE TERMS. Each Notice shall be deemed received on the date of the personal service or three (3) days after the mailing thereof in the manner herein provided.

         20.16 CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms; and at the time of execution of this Lease, Tenant shall deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

          20.17 RECORDING. Tenant shall not record this Lease or any memoranda thereof without Landlord's prior written consent.

          20.18 LIGHT AIR AND VIEW. Tenant agrees that no diminution or shutting off of light, air or view by any structure which may be erected (whether or not by Landlord) on property adjacent to the Building shall in any way affect this Lease, entitle Tenant to any reduction of Rent hereunder or result in any liability of Landlord to Tenant.

          20.19 NAME. Tenant agrees that it shall not use the name of the Building for any purpose other than as the address of the business conducted by Tenant in the Premises without first obtaining the written consent of Landlord.

          20.20 BROKERAGE. Tenant covenants and represents that it has negotiated this Lease directly with Landlord and has not acted by implication to authorize, nor has authorized, any real estate broker, finder or salesman to act for it in these negotiations other than the Broker (as defined in PARAGRAPH N OF THE SUMMARY OF LEASE TERMS). Tenant agrees to hold Landlord harmless from and to defend and indemnify Landlord against any and all claims, cost, liability and/or expense (including attorneys' fees and court costs) incurred by Landlord in connection with any claim by any real estate broker or salesman or finder (other than the Broker) for a commission or finder's fee as a result of Tenant's entering into this Lease The provisions contained herein shall survive the termination of this Lease

          20.21 EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a Lease or otherwise until its execution and delivery by both Landlord and Tenant.

          20.22 ESTOPPEL LETTER. Tenant shall at any time and from time to time within ten (10) days following request from Landlord execute, acknowledge and deliver to Landlord a statement in writing and signed by Tenant,
(i) certifying that

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

this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, (iii) certifying the date that Tenant entered into occupancy of the Premises and that Tenant is open for business in the Premises, (iv) certifying the amount of the Fixed Rent and the date to which Rent is paid in advance, if any, (v) evidencing the status of this Lease as may be required either by a lender making a loan affecting, or a purchaser of, the Premises or the Building of any interest of Landlord therein, (vi) certify the amount of the Security Deposit, if any,
(vii) certifying that all building standard improvements to be constructed in the Premises by Landlord, if any, are substantially completed except for punch list items which do not prevent Tenant from using the Premises for its intended use, and (viii) certifying such other matters relating to this Lease and/or the Premises as may be requested by either a lender making a loan to Landlord or a purchaser purchasing the Premises or the Building, or any interest of Landlord therein, from Landlord. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Building or any interest therein. Tenant shall, within ten
(10) days following request of Landlord, deliver such other documents including Tenant's financial statements as are reasonably requested in connection with the sale of, or loan to be secured by, the Premises or Building or any interest therein. Tenant's failure to deliver said statement in the time required shall be conclusive upon Tenant that: (i) the Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rent under the Leases; and (iii) no more than one month's Fixed Rent has been paid in advance.

          20.23 NO THIRD PARTY BENEFICIARIES. Unless otherwise expressly specified herein, no term, covenant, condition or provision of this Lease shall be construed to be for the benefit of any lessee (other than Tenant) or occupant of the Building or any other third party or entity.

          20.24 EASEMENTS. Landlord reserves the right to grant public utility easements and other rights on, over and under the Premises without any abatement in Rent, provided that such rights do not unreasonably interfere with Tenant's business operations on the Premises.

          20.25 FORCE MAJEURE. Landlord shall incur no liability to Tenant, and shall not be responsible for any failure to perform any of Landlord's obligations hereunder, if such failure is caused by reason of strike, other labor trouble, governmental rule, regulations, ordinance, statute or interpretation, or by fire, earthquake, civil commotion, or any and all other causes beyond the reasonable control of Landlord. The amount of time for Landlord to perform any of Landlord's obligations shall be extended for the amount of time Landlord is delayed in performing such obligation by reason of such force majeure occurrence.

          20.26 SURVIVAL OF OBLIGATIONS. Any obligations of Tenant accruing prior to the expiration of this Lease shall survive termination of this Lease, and Tenant shall promptly perform all such obligations whether or not the Lease term has expired.

     21.    EXCULPATION:

Any liability of Landlord (including without limitation Landlord's partners and their shareholders, affiliates, agents, and employees) to Tenant or any other person shall be limited to the interest of Landlord in the Property. Tenant or any other person claiming through Tenant agrees to look solely to such interest for the recovery of any judgment against Landlord, it being intended by the parties that neither Landlord, its partners, and their shareholders, affiliates, agents and employees, nor any other assets of Landlord or such partners, and their shareholders, affiliates, agents, and employees shall be liable for any such judgment.

     THIS IS A LEGAL DOCUMENT. PLEASE READ IT CAREFULLY. IF YOU HAVE ANY QUESTIONS ABOUT IT, YOU SHOULD CONSULT YOUR OWN ATTORNEY. NOTE THAT SOME STATES REQUIRE AN ACKNOWLEDGEMENT.

RESEARCH WAY INVESTMENTS, INC.          ANTIVIRALS, INC.

/s/ Rex Jacobsma                        /s/ William H. Fleming
-----------------------------------     ---------------------------------------


By: Rex Jacobsma                    By:     William H. Fleming
    -------------------------------         ------------------------------------

Its: General Partner                    Its: Director of Business Development
    -------------------------------         ------------------------------------

                                 ACKNOWLEDGMENTS

                          FOR INDIVIDUAL ACKNOWLEDGMENT

STATE OF Oregon     )
                    ) ss.
COUNTY OF Multnomah )

          THIS IS TO CERTIFY that on this 17TH day of June, 1992, before me, the undersigned, a notary public in and for said State, duly commissioned and sworn, personally appeared William Fleming, to me known to be the individual described in and who executed the within and foregoing instrument, and acknowledged to me that said individual signed the same as said individual's free and voluntary act and deed for the uses and purposes therein mentioned.

          WITNESS my hand and official seal the day and year in this certificate first above written.


                              /s/ Janet M. Eayes
                              ------------------------------------------------
                              Notary public in and for state of Oregon,
                              residing at

                              ------------------------------------------------
                              My appointment expires 10/20/95

                         FOR PARTNERSHIP ACKNOWLEDGMENT


STATE OF  X X X     )
                    ) ss.
COUNTY OF X X X     )

          THIS IS TO CERTIFY that on this X day of X , 19X, before me, the undersigned, a notary public in and for said State, duly commissioned and sworn, personally appeared Rex Jacobsma, to me known to be a general partner of Research Way Investments, the ____________________ partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership for the uses and purposes therein mentioned, and on oath stated that said individual was authorized to execute said instrument.

          WITNESS my hand and official seal the day and year in this certificate first above written.



                                        X      X      X
                              ------------------------------------------------
                              Notary public in and for state of X  X,
                              residing at

                              ------------------------------------------------
                              My appointment expires X  X

                          FOR CORPORATE ACKNOWLEDGMENT


STATE OF Oregon     )
                    ) ss.
COUNTY OF Multnomah )

          THIS IS TO CERTIFY that on this 17th day of June, 1992, before me, the undersigned, a notary public in and for said State, duly commissioned and sworn, personally appeared William Fleming, to me known to be the Director of AntiVirals, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that said individual was authorized to execute said instrument.

          WITNESS my hand and official seal the day and year in this certificate first above written.



                              /s/ Janet M . Eayes
                              ------------------------------------------------
                              Notary public in and for state of Oregon,
                              residing at

                              ------------------------------------------------
                              My appointment expires 10/20/95

                                   ADDENDUM 1
                           TO COMMERCIAL LEASE BETWEEN
                  RESEARCH WAY INVESTMENTS AND ANTIVIRALS, INC.


     1.  At Tenant's request, from time to time, Landlord will permit
Tenant access to the space between the floor of the Premises and the ceiling of the first floor area directly below the Premises for the purpose of conducting inspection, maintenance, and repairs to equipment and conduits. Tenant shall request access as far in advance of the actual inspection, repair, or maintenance as is reasonably possible and shall coordinate the scheduling of the access so as to minimum disturbance of the first floor tenants that may be affected by Tenant's access to said area between the floor and the ceiling. Tenant shall promptly repair any damage to the floor, the ceiling below the floor, Landlord's conduits or equipment, or the first floor tenants that is caused by Tenant.

     2. Within a reasonable time of Tenant's request, Landlord shall provide partitions/dividers for Tenant's use during the term of this Lease. Tenant shall install the partitions/dividers at Tenant's expense and shall repair or replace any damaged or lost partitions/dividers during the term of this Lease.

     3. Tenant shall not be obligated to pay Fixed Rent for the stairs and stairwell in the Premises. However, all other terms and provisions of this Lease shall apply to the stairs and stairwell, including Tenant's obligation to pay its Percentage Share of Operating Costs and Taxes; without limiting the foregoing, Tenant shall be responsible for cleaning and maintaining the stairs and stairwell in good condition throughout the term of the Lease.

     4. Tenant shaM have the right to cancel this Lease after Tenant has paid Fixed Rent on the entire Premises for 48 months; provided, that Tenant shall give Landlord a minimum of 12 months' prior written notice of Tenant's intent to cancel, which notice shall be accompanied by a cancellation payment in the sum of $54,000.00; and, provided further, that Tenant shall not be entitled to cancel this Lease if Tenant is in default.

     5. Tenant agrees to pay a leasing commission to Jacobsma & Associates in the amount of $34,399.80, which sum shall be paid in installment payments equivalent to installments of Fixed Rent on the first day of each month until paid in full. Landlord shall credit Tenant with payments of Fixed Rent equivalent to each installment of leasing commission timely paid to Jacobsma & Associates. Notwithstanding the foregoing, Tenant acknowledges that Jacobsma & Associates has represented only the interests of Landlord in this transaction and in the negotiations for this Lease; there is no fiduciary relationship or agency relationship between Jacobsma & Associates and Tenant. Tenant shall pay its Percentage Share of Operating Costs and Taxes directly to Landlord.

     6. Tenant shall have access from the Premises to the upstairs freight elevator and access from the shipping/receiving area to the freight elevator on the first floor; Landlord shall have the right to change the route of the access from time to time.

     7. Tenant may, at its option, extend this Lease for three additional years beyond December 15, 1997 at a Fixed Rent rate of 78CENTS per square foot of Net Rental Area per month; provided, that Tenant shall give Landlord prior written notice on or before December 15, 1996, of its intent to extend the Lease, which notice shall be accompanied by a nonrefundable payment of $20,000 to be applied toward Fixed Rent due and payable during the extended term; and, provided further, that Tenant shall not be entitled to extend this Lease if Tenant is in default.

     8. Tenant shall have a "second right of refusal" to lease other space in the Building on the following terms and conditions: prior to Landlord entering into a lease with a third party for space in the Building, Landlord shall first offer such space in writing (on the same terms and conditions on which Landlord is willing to lease to said third party) to CH2M Hill and then to Tenant herein ("Landlord's Written Notice"). Tenant shall have 10 days, from the date of Landlord's Written Notice, to deliver written notice to Landlord unconditionally agreeing to lease such space on the specified terms and conditions. If Tenant fails to deliver said written acceptance to Landlord within the 10-day period, Tenant shall have no further "second right of refusal" on the space described in Landlord's Written Notice so long as Landlord thereafter enters into a lease for said space on the terms and conditions specified in Landlord's Written Notice or on terms and conditions more favorable to Landlord. Tenant acknowledges that notwithstanding Landlord's Written Notice, CH2M Hill has a "first right of refusal" and may preempt Tenant's right to lease such space. Notwithstanding the foregoing, Tenant shall have no "second right of refusal" if Tenant is in default.

     9. Landlord hereby agrees to pay Jacobsma & Associates a leasing commission, if Tenant extends the Lease pursuant to SECTION 7 of this Addendum or otherwise, as follows: 3% of Rent (Fixed Rent plus Tenant's estimated Percentage Share of Operating Expenses and Taxes) to be paid during the extended term of the Lease, provided that no commission shall be payable for extensions beyond the first 10 years of Tenant's occupancy of the entire Premises; said commission shall be due and payable in full at the commencement of the extended term. Landlord hereby agrees to pay Jacobsma & Associates a leasing commission if Tenant leases additional space, pursuant to the "second right of refusal" or otherwise, as follows: 3% of Rent (Fixed Rent plus Tenant's estimated Percentage Share of Operating Expenses and Taxes) to be paid during the term of the lease for the additional space, provided, that no commission shall be payable for any portion of the lease term that extends beyond the first 10 years of Tenant's occupancy of the additional space.

RESEARCH WAY INVESTMENTS, INC.         ANTIVIRALS, INC.


/s/ Rex Jacobsma                       /s/ William H. Fleming
-----------------------------------    -------------------------------------

By: Rex Jacobsma                       By:  William H. Fleming
    -------------------------------         ------------------------------------

Its: General Partner                   Its: Director of Corporate Deveploment
    -------------------------------         ------------------------------------

                                    EXHIBIT B

                                       To

                                COMMERCIAL LEASE


                              RULES AND REGULATIONS


     1. No sidewalks, entrance, passages, courts, elevators, vestibules, stairways, corridors or halls shall be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Premises or the Building and if the Premises are situated on the ground floor of the Building. Tenants shall further, at Tenant's own expense, keep the sidewalks and curb directly in front of the Premises clean and free from rubbish.

     2. No awning or other projection shall be attached to the outside walls or windows of the Building or Premises without the prior written consent of Landlord. No curtains, blinds, shades, drapes or screens shall be attached to or hung in, or used in connection with any window or door of the Premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, drapes, screens and other fixtures must be of a quality, type, design, color, material and general appearance approved by Landlord, and shall be attached in the manner approved by Landlord. All electrical fixtures hung in offices or spaces along the perimeter of the Premises must be fluorescent, of a quality, type, design, bulb color, size and general appearance approved by Landlord.

     3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside or inside of the Premises or of the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at the expense of Tenant, and shall be of a quality, quantity, type, design, color, size, style, composition, material, location and general appearance acceptable to Landlord.

     4. The sashes, sash doors, skylights, windows and doors that reflect or admit light or air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the window sills or in the public portions of the Building.

     5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in public portion thereof without the prior written consent of Landlord.

     6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant to the extent that Tenant or Tenant's agents, servants, employees, contractors, visitors or licensees shall have caused the same.

     7. Tenant shall not mark, paint, drill into or in any way deface any part of the Premises or Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct.

     8. No animal or bird of any kind shall be brought into or kept in or about the Premises or Building.

     9. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them. Tenant shall not throw anything out of the doors, windows or skylights or down the passageways.

     10. Neither Tenant nor any of Tenant's agents, servants, employees, contractors, visitors or licensees shall at any time bring or keep upon the Premises any flammable, combustible or explosive fluid, chemical or substance other than those substances in reasonable quantities, customarily used in Tenant's operations.

     11. No additional locks, bolts or mail slots of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any change be made in existing locks or the mechanism thereof. Tenant must, upon the termination of the tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

     12. All removals, or the carrying in or out of any safes, freight, furniture, construction material, bulky mater or heavy equipment of any description must take place during the hours which Landlord or its agent may determine from time to time. Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon two-inch thick plank strips to distribute the weight. The moving of safes, freight, furniture, fixtures, bulky matter or heavy equipment of any kind must be made upon previous notice to the Superintendent of the Building and in a manner and at times prescribed by him, and the persons employed by Tenant for such work are subject to Landlord's prior approval. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

     13. Tenant shall not engage janitorial or maintenance or other like service from any company or persons not approved by Landlord. Landlord shall approve a sufficient number of sources of such services to provide Tenant with a reasonable selection, but only in such instances and to such extent as Landlord in its judgment shall consider consistent with security and proper operation of the Building.

     14. Landlord shall have the right to prohibit any advertising or business conducted by Tenant referring to the Building which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a first class building for offices and/or commercial services and upon notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     15. Landlord reserves the right (but does not have the obligation) to exclude from the Building between the hours of 6:00 p.m. and 8:00 a.m. on all days and at all hours on Saturdays, Sundays and legal holidays, all persons who do not present a pass to the Building or Project issued by Landlord. Landlord may furnish passes to Tenant so that Tenant may validate and issue same. Tenant shall safeguard said passes and shall be responsible for all acts of persons in or about the Building or Project who possess a pass issued by Tenant.

     16. Tenant's contractors shall, while in the Building, be subject to and under the control and direction of the Superintendent of the Building (but not as agent or servant of said Superintendent of the Building or of Landlord).

     17. If the Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith at Tenant's expense cause the same to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

     18. The requirements of Tenant will be attended to only upon application at the office of the Landlord. Building personnel shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of the Landlord.

     19. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

     20. No water cooler, air conditioning unit or system or other apparatus shall be installed or used by Tenant without the written consent of Landlord.

     21. There shall not be used in any space, or in the public halls, plaza areas or lobbies of the Building, either by Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks or dollies, except those equipped with rubber tires and sideguards.

     22. Tenant, Tenant's agents, servants, employees, contractors, licensees, or visitors shall not park any vehicles in any driveways, service entrances, or areas posted "No Parking" and shall comply with any other parking restrictions imposed by Landlord from time to time.

     23. Tenant shall install and maintain, at Tenant's sole cost and expense, an adequate visibly marked (at all times properly operational) fire extinguisher next to any duplicating or photocopying machine or similar heat producing equipment, which may or may not contain combustible material in the Premises.

     24. Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, nor shall Tenant use any picture of the Building in its advertising, stationery or in any other manner without the prior written permission of Landlord. Landlord expressly reserves the right at any time to change said name without in any manner being liable to Tenant therefor.

     25. Tenant shall not prepare any food nor do any cooking, conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, or cause or permit any odors of cooking or other processes, or otherwise to emanate from the Premises.
Tenant shall not install or permit the installation or use of any vending machine or permit the delivery of any food or beverage to the Premises except by such persons and in such manner as are approved in advance in writing by Landlord.

     26. Tenant, Tenant's agents, servants, employees, contractors, licensees, or visitors shall not smoke in the interior common areas of the Building.

     27. Tenant shall not use the elevator in any way which exceeds the posted weight limit of the elevator.

     28. Tenant acknowledges that the exercise equipment and facilities may only be used by Tenant and its employees; Tenant shall not permit the exercise equipment and facilities to be used by Tenant's vendors, customers, family members, friends, etc.

COMMERCIAL LEASE


RESEARCH WAY INVESTMENTS

LANDLORD

ANTIVIRAL, INC.

TENANT

                                COMMERCIAL LEASE


                             SUMMARY OF LEASE TERMS


A.   EXECUTION DATE:


     --------------------------------------------------------------------------

B.   LANDLORD:

     Research Way Investments, a California Limited Partnership

C.   TENANT:

     Antivirals, Inc., an Oregon corporation

D.   PREMISES (SECTION 1, EXHIBIT A):

     Approximately 13,180 square feet (not including stairs and stairwell) of Net Rentable Area located on the second floor in that certain building located and addressed at Research Way, Corvallis, Oregon (the "Building"), situated on the real property described on Exhibit C ("Property"). The Net Rentable Area of the Building is 89,000 square feet.

E.   TERM (SECTION 2.1):

     Commencement Date:     June 15, 1992
     Expiration Date:       December 15, 1997
     Length of Term:        5.5 Years

F.   FIXED RENT (SECTION 3.1):


     *First year: $.26 per square foot of Net
     Rentable Area per month;
     Second year: $.52 per square foot of Net Rentable Area per month;
     Third year: $.52 per square foot of Net Rentable Area per month;
     Fourth year: $.52 per square foot of Net Rentable Area per month;
     Fifth year through expiration date: $.78 per square foot of Net Rentable Area per month;
     Tenant has paid $0 installments of Fixed Rent in advance totalling the sum of $0.

G.   ADJUSTMENTS TO RENT:

       (i)  CPI Rent Adjustment Region (Section 3.2): N/A
                                                      --------------------------


___________________________


     * First year commences when Tenant occupies any portion of the Premises; Tenant pays Fixed Rent only on portions that Tenant occupies (prorated to nearest 100 square feet), but shall pay Fixed Rent on entire Premises commencing December 15, 1992 in any event. Second year commences 12 months after commencement of First year, etc. All of Tenant's other obligations in this Lease commence on the Commencement Date defined in Section E, above.

      (ii) Market Value Rent Adjustment Dates (Section 3.3 and Addendum No. ________): N/A
                       ---------------------------------------------------------
H.   SECURITY DEPOSIT (SECTION 4):

     $25,000 00

I.   OPERATING COSTS AND TAXES (SECTION 5.2):*

     Tenant's Percentage Share of Operating Costs and Taxes: Fourteen and ninety-nine hundreds percent (14.99%)

     Estimate for First Lease Year: $56,036.40

     * Tenant shall commence payment of its Percentage Share of Operating Costs and Taxes on the Commencement Date defined in Section E, above.

J.   PERMITTED USE (SECTION 6.1):

     Pharmaceutical research and development laboratory.

K.   TENANT'S INSURANCE REQUIREMENTS (SECTION 13.1):

       (i)  Liability:                     $5,000,000 min.
      (ii)  All Risk Replacement Cost:     $Cost of replacement

L.   LANDLORD'S INSURANCE REQUIREMENTS (SECTION 13.2):

       (i)  Liability:                     $5,000,000.00
      (ii)  Casualty:                      Cost of replacement
     (iii)  Difference in Conditions:      Actual loss of rents

M.   ADDRESS FOR NOTICES (SECTION 20.15):

     TO LANDLORD:                        WITH COPIES TO:

     Research Way Investments            Turn-Key Property Management
     c/o Rex Jacobsma                    P.O. Box 1715
     P.O. Box 1833/1508 Olive St.        1508 Olive Street
     Paso Robles, California 93447/93446 Paso Robles, California 93447/93446
     (805) 239-3090                      (805) 2394795
     (805) 239-9088 (FAX)                (805) 239-9088 (FAX)

     TO TENANT:                          WITH COPIES TO:

     Antivirals, Inc.                    N/A
     One SW Columbia, Suite 1105         --------------------------------------
     Portland OR 97258
     503) 227-0554
     (503) 227-0751 (FAX)

N.   BROKER(S) (SECTION 20.20):

     Broker(s): Jacobsma & Associates
     Address: P.O. Box 1833, Paso Robles, California 93447
     Party Paying Commission (Landlord or Tenant): Tenant*

     * See Addendum 1

O.   LIST OF EXHIBITS:

     EXHIBIT A - Floor Plan
     EXHIBIT B - Rules and Regulations
     EXHIBIT C - Real Property Description

P.   LIST OF ADDENDA:

     Addendum 1

     The provisions of the lease identified above in parentheses are those provisions making reference to above-described Lease Terms. Each such reference in the Lease shall incorporate the applicable Lease Terms. In the event of any conflict between the Summary of Lease Terms and the Lease, the latter shall control.